EXHIBIT 10.67
Date: April 26, 2007

To:	THE CIT GROUP/COMMERCIAL SERVICES, INC.
300 S. Grand Ave., 12th Floor
Los Angeles, CA 90071
GUARANTY

Re:	Syntax-Brillian Corporation, a Delaware corporation, Syntax Groups Corporation, a California corporation, and Syntax Corporation, a Nevada corporation (collectively, the “Company”)
     Ladies and Gentlemen:
     Reference is made to that certain Term Loan Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) between you and the above-named Company. The undersigned hereby unconditionally guarantees and agrees to be liable for the full and indefeasible payment and performance when due of all now existing and future indebtedness, obligations or liabilities of the Company to you arising under the Agreement and the Promissory Note (as such term is defined in the Agreement), whether direct or indirect, absolute or contingent, secured or unsecured, as now written or as amended or supplemented hereafter. Further, the undersigned agrees to pay to you on demand the amount of all expenses (including reasonable attorney’s fees) incurred by you in collecting or attempting to collect any of the Company’s obligations to you under the Agreement and the Promissory Note, whether from the Company, or from any other obligor, or from the undersigned, or in realizing upon any collateral; and the undersigned agrees to pay any interest at the highest lawful rate on all amounts payable to you hereunder, even if such amount cannot be collected from the Company. The undersigned also agrees to pay all cost, expense and reasonable attorney’s fees incurred by you in attempting to enforce this Guaranty. (All of the aforementioned obligations, liabilities, expenses and interest are hereinafter collectively called the “Obligations”). To the extent you receive payment on account of the Obligations guaranteed hereby, which payment is thereafter set aside or required to be repaid by you in whole or in part, then, to the extent of any sum not finally retained by you (regardless of whether such sum is recovered from you by the Company, any guarantor, obligor or their respective representative, their respective trustees, or any other party acting for, on behalf of or through the Company or any such guarantor, obligor or their respective representative), the undersigned’s obligation to you under this Guaranty, as amended, modified or supplemented, shall remain in full force and effect (or be reinstated) until the undersigned has made payment to you therefor, which payment shall be due upon demand. For the avoidance of doubt, you hereby acknowledge that this Guaranty is not a guaranty of the obligations of the Company under any agreement (including, without limitation, the Factoring Agreement and the Inventory Security Agreement (as each such term is defined in the Agreement)) other than the Agreement and the Promissory Note.

     This Guaranty (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) is executed as an inducement to you to enter into the Agreement and to make loans or advances to the Company or otherwise to extend credit or financial accommodations to the Company, and is executed in consideration of your doing or having done any of the foregoing. The undersigned agrees that any of the foregoing shall be done or extended by you in your sole discretion, and shall be deemed to have been done or extended by you in consideration of and in reliance upon the execution of this Guaranty, but that nothing herein shall obligate you to do any of the foregoing.
     Notice of acceptance of this Guaranty, the making of loans or advances, or the extension of credit to the Company, the purchase or acquisition of receivables from the Company, the amendment, execution or termination of the Agreement or any other agreements between you and the Company, and presentment, demand, protest, notice of protest, notice of non-payment and all other notices to which the Company or the undersigned may be entitled, and your reliance on this Guaranty are hereby waived. The undersigned also waives notice of: changes in terms or extensions of time of payment, the taking and releasing of collateral or guarantees (including the release of the undersigned and any other guarantors or obligors) and the settlement, compromise or release of any Obligations, and agrees that the amount of the Obligations shall not be diminished by any of the foregoing. The undersigned also agrees that you need not attempt to collect any Obligations from the Company or other obligors or to realize upon any collateral, but may require the undersigned to make immediate payment of Obligations to you when due or at any time thereafter. You shall not be liable for failure to collect Obligations or to realize upon any collateral or security therefor, or any part thereof, or for any delay in so doing, nor shall you be under any obligation to take any action whatsoever with regard thereto.
     In furtherance of the waivers granted in the previous paragraph, the undersigned hereby waives and relinquishes all rights and remedies accorded by applicable law to guarantors or sureties and agrees not to assert or take advantage of any such rights and remedies, including, without limitation: (a) any defense based upon (i) any legal incapacity, disability, discharge, or limitation of liability or other defense of the Company, any other guarantor or any other person from any cause other than full payment of all Obligations or (ii) by your failure to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of the Company, any other guarantor or any other person or persons; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Company or any principal of Company or any defect in the formation of Company or any principal of Company; (c) any defense based upon your election of any remedy against the undersigned or Company or both, even though such election destroys or otherwise impairs the right of the undersigned to subrogation, reimbursement or indemnity or the right of the undersigned to proceed against Company for reimbursement, or both; (d) any right to require you to proceed against Company or any other person or to proceed against or exhaust any remedy in your power before proceeding against the undersigned; (e) any defense based upon your negligence, including the failure to perfect any security interest, or the failure to file a claim in any bankruptcy of Company or any guarantor or other person; (f) any defense based upon the modification, renewal, extension or other alteration of the Agreement or any of the Obligations hereby guarantied or of the documents executed in connection therewith; (g) any defense based upon or arising out of any defense which Company or any guarantor or other person may have to the performance of any part of the Obligations hereby guarantied; (h) any defense based upon your failure to disclose to the undersigned any information you may now or hereafter possess concerning Company’s financial condition or any other circumstances bearing on Company’s ability to pay all sums payable under the Agreement and the Promissory Note, regardless of whether you have reason to believe that any such information materially increases the risk beyond that which the undersigned intends to assume or has reason to believe that such information is unknown to the undersigned or has reasonable opportunity to communicate such information to the undersigned, since the undersigned acknowledges that it is fully responsible for being and keeping informed of the financial condition of the Company and of all circumstances bearing on the risk of non-payment of any indebtedness hereby guarantied; (i) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (j) any defense based upon Company’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (k) any right of subrogation, any right to enforce any remedy which you may have against Company and any right to participate in, or benefit from, any security for any borrowing, factoring or financing agreement now or hereafter held by you; (l) presentment, demand, protest and notice of any kind, including, without limitation, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on your part or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by you as collateral or in connection with any Obligation hereby guarantied; and (m) the benefit of any statute of limitations affecting any indebtedness or the performance of any Obligation hereby guarantied.
     The undersigned agrees that the payment of all sums payable under the Agreement, the Promissory Note or any part thereof or other act which toll any statute of limitations applicable to any obligations under the Agreement and the Promissory Note shall similarly operate to toll the statute of limitations applicable to the undersigned’s liability hereunder. Without limiting the generality of the foregoing or any other provision hereof, the undersigned expressly waives any and all benefits which might otherwise be available to the undersigned under California Civil Code Section 2809, 2810, 2819, 2839, 2845, 2848, 2849, 2850, 2899 and 3433, California Code of Civil Procedure Sections 580a, 580b, 580d, and 726, and Division 9 of the California Commercial Code, or any of such sections.
     The undersigned understands that but for this waiver, the undersigned might not be liable for any deficiency after you exercise your right to any foreclosure on property. Nevertheless, the undersigned knowingly and fully waives his rights under such defense and understands and acknowledges that he shall be liable for any deficiency after you exercise remedies allowed to you under the Agreement, the Promissory Note or any other document related thereto or under the California Commercial Code since it is the intent and purpose of the undersigned that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

     This Guaranty is absolute, unconditional and continuing, regardless of the validity, regularity or enforceability of any of the Obligations or the fact that a security interest or lien in any collateral or security therefor may not be enforceable by you or may otherwise be subject to equities or defenses or prior claims in favor of others or may be invalid or defective in any way and for any reason, including any action, or failure to act, on your part. The liability of the undersigned under this Guaranty shall be unaffected by the death of the undersigned or any other guarantor or obligor. Payment by the undersigned shall be made to you at your office from time to time on demand as Obligations become due, and one or more successive or concurrent actions may be brought hereon against the undersigned either in the same action in which the Company or any other guarantor or obligor is sued or in separate actions. In the event any claim or action, or action on any judgment, based on this Guaranty, is made or brought against the undersigned, the undersigned agrees not to assert against you any setoff or counterclaim which the Company may have, and further the undersigned agrees not to deduct, setoff, or seek to counterclaim for or recoup, any amounts which are or may be owed by you to the undersigned, or for any loss of contribution from any other guarantor. Furthermore, in any litigation based on the Guaranty in which you and the undersigned shall be adverse parties, the undersigned hereby waives the right to interpose any defense based upon any statute of limitations or any claim of laches and waives the performance of each and every condition precedent to which the undersigned might otherwise be entitled by law.
     The undersigned hereby consents to the in personam jurisdiction of the state courts of California and the federal courts located in California, and, by executing this Guaranty, the undersigned hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts in any action or proceeding arising out of or in connection with the Agreement, the Promissory Note, this Guaranty or any other agreement or transaction between you and the undersigned. The undersigned hereby irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that the undersigned may now or hereafter have to the bringing of any action or proceeding in such jurisdictions. The undersigned hereby irrevocably designates, appoints and empowers CT Corporation System, with an address of 818 West Seventh Street, Suite 200, Los Angeles, California 90017 (telephone no.: (213) 627-8252) (telecopy no.: (213) 614-7903) (the “Process Agent”), in the case of any suit action or proceeding brought in the United States of America as its designee, appointee and agent to receive, accept and acknowledge for and on the undersigned’s behalf, and in respect of the undersigned’s property, service of any and all legal process, summons, notices and documents that may be served in any action or proceeding arising out of or in connection with the Agreement, the Promissory Note, this Guaranty or any other agreement or transaction between you and the undersigned. Such service may be made by mailing (by registered or certified mail, postage prepaid) or delivering a copy of such process to the undersigned in care of the Process Agent at the Process Agent’s above address, and the undersigned hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf.
     All sums at any time attributable to the credit of the undersigned and any property of the undersigned on which you at any time have a lien or security interest, or of which you at any time have possession, shall secure payment and performance of all Obligations. Until the Obligations are paid in full, the undersigned shall not assert or exercise any right of subrogation, indemnification or recourse to any Obligations or collateral or guarantees therefor, or to any assets of the Company.

     In the event of any breach of, default under or termination of the Agreement between you and the Company, or in the event that the undersigned shall fail to observe or perform any agreements, warranties, or covenants contained herein, or on the death of the undersigned, or should the undersigned call a meeting of his creditors, fail to meet his debts as they mature, commit an act of bankruptcy, have commenced by or against the undersigned any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceeding under any federal or state law, then the liability of the undersigned for the entire Obligations shall mature even if the liability of the Company therefor does not.
     This Guaranty may be terminated as to the undersigned only upon actual receipt by one of your officers of at least ninety (90) days prior written notice of termination sent by registered or certified mail; provided however, that the undersigned so terminating this Guaranty shall remain bound hereunder, and this Guaranty shall continue in full force and effect, with respect to any and all Obligations created or arising prior to the effective date of such termination and with respect to any and all extensions, renewals or modifications of said pre-existing Obligations. Termination of this Guaranty by the undersigned shall not affect the obligations of any other guarantor or obligor, nor relieve the undersigned from liability for any post termination collection expenses or interest. This is a continuing Guaranty and written notice as above provided shall be the only means of termination, notwithstanding the fact that for certain periods of time there may be no Obligations owing to you by the Company. Notwithstanding the foregoing, this Guaranty shall terminate upon the full, final and indefeasible payment of all the Obligations and the cessation of any obligation by you to advance any additional funds under the Agreement, subject to the revival or reinstatement of any Obligation pursuant to the first paragraph of this Guaranty.
     Your books and records showing the account between you and the Company shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth. Your monthly statements rendered to the Company shall be binding upon the undersigned (whether or not the undersigned received copies thereof) and, shall constitute an account stated between you and the Company, unless you shall have received a written statement of the Company’s exceptions within thirty (30) days after the statement was mailed to the Company.
     This Guaranty embodies the whole agreement of the parties and may not be modified except in writing, and no course of dealing between you and the undersigned shall be effective to change or modify this Guaranty. Your failure to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter, and such rights shall be considered as cumulative rather than alternative. No knowledge of any breach or other nonobservance by the undersigned of the terms and provisions of this Guaranty shall constitute a waiver thereof, nor a waiver of any obligations to be performed by the undersigned hereunder.
     This Guaranty is executed and given in addition to, and not in substitution, reduction, replacement or satisfaction of any other endorsements or guarantees of the Obligations, now existing or hereafter executed, by the undersigned or others in your favor.

     When used in this Guaranty all pronouns shall, wherever applicable, be deemed to include the plural as well as the masculine and feminine gender. This Guaranty shall inure to the benefit of you, your successors and assigns and any parent, subsidiary or affiliate of yours, as well as to any concern which you may now or hereafter factor or finance; shall be binding upon the undersigned and upon the respective heirs, executors, administrators, successors and assigns of the undersigned; and shall pertain to the Company and its successors and assigns. This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed an original and such counterparts shall, together, constitute but one and the same document.
     If any provision of this Guaranty is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Guaranty as a whole, but this Guaranty shall be construed and enforced as though it did not contain the particular provision held to be invalid or unenforceable.
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     TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING DIRECTLY OR INDIRECTLY OUT OF THIS GUARANTY, OR ANY OTHER AGREEMENT OR TRANSACTION BETWEEN THE PARTIES HERETO. NOTWITHSTANDING THE PLACE OF EXECUTION HEREOF, EACH PARTY HERETO AGREES THAT THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS GUARANTY AND ANY OTHER AGREEMENT OR TRANSACTION BETWEEN THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.
     The parties to this Guaranty prefer that any dispute between or among them be resolved in litigation subject to the above jury trial waiver. If, and only if, a pre-dispute jury trial waiver of the type provided for herein is unenforceable in litigation to resolve any dispute, claim, cause of action or controversy under this Guaranty or any other document (each, a “Claim”) in the venue where the Claim is being brought pursuant to the terms of this Guaranty, then, upon the written request of any party, such Claim, including any and all questions of law or fact relating thereto, shall be determined exclusively by a judicial reference proceeding. Except as otherwise provided herein, venue for any such reference proceeding shall be in the state or federal court in the County or District where venue is appropriate under applicable law (the “Court”). The parties shall select a single neutral referee, who shall be a retired state or federal judge. If the parties cannot agree upon a referee within 30 days, the Court shall appoint the referee. The referee shall report a statement of decision to the Court. Notwithstanding the foregoing, nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral or obtain provisional remedies (including without limitation, requests for temporary restraining orders, preliminary injunctions, writs of possession, writs of attachment, appointment of a receiver, or any orders that a court may issue to preserve the status quo, to prevent irreparable injury or to allow a party to enforce its liens and security interests). The parties shall bear the fees and expenses of the referee equally unless the referee orders otherwise. The referee also shall determine all issues relating to the applicability, interpretation, and enforceability of this section. The parties acknowledge that any Claim determined by reference pursuant to this section shall not be adjudicated by a jury.
     IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty effective as of the date above set forth.

By:

[Name]

Address:

[Notary Acknowledgment on the following page]

ACKNOWLEDGMENT

STATE OF CALIFORNIA	)
)
COUNTY OF	)

     On                                            , before me,                                          , a Notary Public, personally appeared                                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
     WITNESS my hand and official seal.

Signature